UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2021

Virtuoso Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39913	85-2749750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Post Road East

Westport, CT 06880

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (203) 227-1978

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	VOSOU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	VOSO	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	VOSOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2021, Virtuoso Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”) including 3,000,000 Units issued to the underwriter’s upon full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, pursuant to a Private Placement Warrants Purchase Agreement by and between the Company and Virtuoso Sponsor LLC (the “Sponsor”), the Company completed the private sale of 6,600,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,600,000 (the “Private Placement”). The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale.

 A total of $230,000,000 comprised of $225,400,000 of the proceeds from the IPO and $4,600,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

 An audited balance sheet as of January 26, 2021 reflecting receipt of the proceeds upon consummation of the IPO, including full exercise of the underwriter’s over-allotment option, and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtuoso Acquisition Corp.

	By:	/s/ Jeffrey Warshaw
		Name:	Jeffrey Warshaw
		Title:	Chief Executive Officer

Dated: February 1, 2021

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